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Exhibit 23.2

[KENNAN E. KAEDER LETTERHEAD]

CONSENT

        I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, BigInning Ventures, Inc.

DATED January 17, 2002

Yours truly,
/s/ Kennan E. Kaeder Kennan E. Kaeder

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  Exhibit 23.2
CONSENT